UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(a) of the Securities Exchange Act of 1934

Date of Report:   September 14, 2004

DALECO RESOURCES CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	0-12214	23-2860739

(State or other jurisdiction	(Commission File No)	(IRS Employee Identification No.)
of Incorporation)

120 North Church Street, West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code:              610-429-0181

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

        By letter dated September 9, 2004, and received by the Company on September 13, 2004, the Company’s auditor, Jay J. Shapiro, CPA, advised the Company that he has elected to cease his practice involving audit services to all his public clients. Mr. Shapiro cited the costs associated with public accounting and Sarbanes-Oxley Act compliance as his reasons for ceasing his practice. Mr. Shapiro notes that he has never had an audit or accounting disagreement with Daleco.

        The Audit Committee of Daleco Resources Corporation is in the process of obtaining a new accountant for its fiscal year ending on September 30, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Daleco Resources Corporation
(Registrant)

Date: September 14, 2004
/s/ Gary J. Novinskie
Gary J. Novinskie, President